SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2003 (November 3, 2003)

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

On November 3, 2003, American Tower Corporation (the “Company”) issued two press releases, one announcing a proposed institutional private placement of senior subordinated notes of American Towers, Inc., its wholly owned subsidiary (“ATI”), and the other announcing the pricing of that private placement. In accordance with Rule 135(c) of the Securities Act of 1933, as amended, these press releases are hereby filed as Exhibits 99.1 and 99.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

Exhibit No.	Item
99.1	Press release, dated November 3, 2003, announcing the Company’s proposed offering of senior subordinated notes of ATI.
99.2	Press release, dated November 3, 2003, announcing the pricing of the Company’s offering of senior subordinated notes of ATI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION (Registrant)

Date: November 4, 2003	By:	/s/ BRADLEY E. SINGER
Bradley E. Singer Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 3, 2003, announcing the Company’s proposed offering of senior subordinated notes of ATI.
99.2	Press release, dated November 3, 2003, announcing the pricing of the Company’s offering of senior subordinated notes of ATI.